Exceptional items	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Exceptional items	Exceptional items
Exceptional items are made up as follows:

	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2019
	€m	€m	€m
Supply chain reconfiguration (1)	—	(12.5)	(3.6)
Findus Group integration costs (2)	—	—	3.5
Fortenova Acquisition integration costs (3)	3.5	—	—
Findus Switzerland integration costs (4)	6.2	0.3	—
Brexit (5)	5.3	1.6	1.6
Business Transformation program (6)	18.8	2.3	—
Information Technology Transformation program (7)	4.2	—	—
Goodfella's Pizza & Aunt Bessie's integration costs (8)	—	4.0	12.5
Factory optimization (9)	4.9	10.0	5.7
Settlement of legacy matters (10)	(2.6)	(2.9)	(9.2)
Release of indemnification assets (11)	5.0	17.8	44.0
Total exceptional items	45.3	20.6	54.5
We do not consider these items to be indicative of our ongoing operating performance.
(1)Supply chain reconfiguration
Supply chain reconfiguration relates to activities associated with the closure of the Bjuv manufacturing facility in Sweden which ceased production in 2017. No income has been recognized in the year ended December 31, 2021 (2020: €12.5 million, 2019: €3.6 million).
In 2020, the Company signed an agreement to end its leasehold of a cold store in Sweden in 2021, which was originally due to expire in 2040. The cold store will continue to be used by the Company under a service contract once the lease has come to an end. The agreement resulted in a significant modification of a right-of-use asset and reduction in lease liabilities. The carrying value of the right-of-use asset had previously been impaired such that its value was significantly lower than that of the liabilities extinguished. Consequently, the Company recognized a gain from the transaction. As part of the transaction, the Company has become liable to fulfill certain severance arrangements in 2021 which have been provided for, the cost of which offsets a portion of the income from the modification of the lease.
In 2019, the income related to the sale of the agricultural land and the finalization of consideration received for the sale of the industrial property, which had completed in 2018.
(2)Findus Group integration costs
Following the acquisition of the Findus Group on November 2, 2015, the Company initiated a substantial integration project. Expenses presented primarily relate to the roll-out of the Nomad ERP system which completed in 2019.
(3)Fortenova Acquisition integration costs
As disclosed in Note 14, the Company completed the acquisition of the Fortenova Group’s Frozen Food Business Group on September 30, 2021, following which the Company is undertaking an integration project over the next three years. Integration expenses incurred relate to external consultancy costs, organizational structure alignment to Nomad design, systems configuration and roll-out of our controls environment to the acquired business.
(4)Findus Switzerland integration costs
As disclosed in Note 14, the Company completed the acquisition of Findus Switzerland on December 31, 2020, following which the Company commenced an integration project which is expected to complete in 2022. Integration expenses incurred and to be incurred in the future relate to external consultancy costs, organizational structure alignment to Nomad design and roll-out of the Nomad ERP system.
(5)Brexit
As part of the process of the United Kingdom exiting the European Union, commonly referred to as Brexit, the Company has incurred expenses to prepare for, and respond to, changes impacting our supply chain. Whilst an agreement with the EU was reached on December 24, 2020, border control processes remain in a period of transition. Expenses in 2021 relate to project costs and the write-off of system development costs no longer required due to changes in regulations and the Company's approach to handling Brexit-related logistic issues.
(6)Business transformation program
In 2020, the Company launched the first phase of a multi-year, enterprise-wide transformation and optimization program. Over the next few years, additional transformation phases will be implemented. The program aims to standardize, simplify and automate end-to-end business processes. This will enable key decision making and analytical capability, building a platform and organization to support future growth and provide better value for shareholders. Execution of the business transformation program will include the evaluation and implementation of a new ERP system.

Expenses in the year consist of restructuring and transformational project costs, including business technology transformation initiative costs and related professional fees.
(7)Information Technology Transformation program
In 2021, the Company launched a program to transform the Information Technology (“IT”) operating model, specifically to modernize the end-to-end technology estate to support current and future complex and evolving business needs driven by acquisitions and organic growth. Among the many changes being made, the program moves our operating model to a cloud-hosted solution, which better deploys new services to the business and end user, including application management, supporting a diverse workforce across multiple locations and languages, as well as deploying artificial Intelligence assisted tools. Other key components of the program include the Company’s cyber security services to adapt to rapidly changing threats and a change of IT service partners to enable one-off renovation and uplift of capabilities across the business.
(8)Goodfella's Pizza & Aunt Bessie's integration costs
Following the acquisition of the Goodfella’s pizza business in April 2018 and the Aunt Bessie's business in July 2018, the Company completed an integration project which finished in 2020.
(9)Factory optimization
In 2018, the Company initiated a three-year factory optimization program. The focus of the program is to develop a new suite of standard manufacturing and supply chain processes, that will provide a single network of optimized factories. The program is expected to provide a number of benefits, including an optimized supply chain infrastructure, benefits derived from the implementation of a standardized global manufacturing and planning processes, and an increased level of sustainable performance improvement. Due to delays in delivering the program across the Nomad manufacturing portfolio due to various government lockdowns and travel bans, the project has been extended for an additional year.
(10)Settlement of legacy matters

A net income of €2.6 million has been recognized associated with the release of acquired provisions relating to periods prior to acquisition by the Company. Net income of €2.9 million was recognized in the year ended December 31, 2020 associated with the release of acquired tax liabilities relating to periods prior to acquisition by the Company. Net income of €9.2 million was recognized in the year ended December 31, 2019. This includes an income of €2.7 million recognized on settlement of contingent consideration for the La Cocinera acquisition and net income of €0.7 million associated with settlements of tax audits.
(11)Release of indemnification assets
The charges for the release of indemnification assets relates to the partial release of shares held in escrow associated with the acquisition of the Findus Group in 2015, as discussed in Note 19.
Tax impact of exceptional items
The tax impact of the exceptional items amounts to a credit of €8.4 million in the year ended December 31, 2021 (year ended December 31, 2020: €3.5 million, year ended December 31, 2019: €3.1 million).
Cash flow impact of exceptional items
Included in the Consolidated Statements of Cash Flows for the year ended December 31, 2021 is €48.8 million (year ended December 31, 2020: €12.1 million, year ended December 31, 2019: €15.9 million) of cash outflows relating to exceptional items. This includes cash flows related to the above items as well as the cash impact of the settlement of provisions brought forward from previous accounting periods.